UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 23, 2023

Date of Report (Date of earliest event reported)

Limitless X Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9454 Wilshire Blvd., #300, Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 855-413-7030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, from August 3, 2022 through January 4, 2023, Limitless X Holdings, Inc. (the “Company”) conducted a convertible note offering pursuant to an exemption provided under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, pursuant to which it sold $9,675,000 of Convertible Notes.

On October 1, 2023, the Company entered into Conversion Agreements with each of the Noteholders to convert their respective Notes into shares of Class B Convertible Preferred Stock (the “Class B Stock”). Pursuant to the Conversion Agreements, each Noteholder agreed to receive one share of Class B Stock for each $2.00 of principal and unpaid interest accrued through the closing date of the Conversion Agreement. As of the closing date of the Conversion Agreement, and each of them, no portion of any of the Notes had been converted into shares of the Company’s common stock.

On October 23, 2023, following the filing of the Certificate of Designation of the Class B Stock, and pursuant to the Conversion Agreements, the Company issued an aggregate of 10,349,097 shares of Class B Stock and extinguished $9,675,000 of convertible debt including accumulated interest as of October 23, 2023 in the amount of $674,097.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2023, the Company, filed a Certificate of Designation with the Secretary of State of the State of Delaware designating 5,000,000 shares of Class B Stock (the “Designation”).

Pursuant to the terms of the Designation, holders of the Class B Stock are entitled to a liquidation preference senior to common stock and junior to the Class A Preferred Stock at a liquidation price of $3.00 per share of Class B Stock. The Class B Stock also has conversion rights, whereby each share of Class B Stock is convertible into two shares of Common Stock in the discretion of the holder, subject to beneficial ownership limitations. The holders of the Class B Stock have no voting rights, unless otherwise provided for in the Designation or by law.

The Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Designation herein does not purport to be complete and is qualified in its entirety by Exhibit 3.1.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Certificate of Designation of Class B Convertible Preferred Stock filed October 23, 2023
104	Cover Page Interactive Data File (formatted as an Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Limitless X Holdings Inc.

Dated: October 25, 2023	By:	/s/ Jaspreet Mathur
Jaspreet Mathur
Chief Executive Officer